Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Geoff Williams, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

 the annual report on Form 10-K of Protect Pharmaceutical Corporation for the year ended December 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)

 information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Northumberland Resources Inc.

Date: July 11, 2013

/s/ Geoff Williams

Geoff Williams, Chief Operations Officer and Director

(Principal Executive Officer)